SECURITY AGREEMENT


     THIS SECURITY AGREEMENT dated as of July 20, 1998 is entered into by and between MIKE'S ORIGINAL, INC., a Delaware corporation (the "Borrower"), and JERRY'S ICE CREAM CO., INC., a New York corporation (the "Secured Party").

                              W I T N E S S E T H:

     WHEREAS, pursuant to an Asset Purchase Agreement dated July 20, 1998 (the "Purchase Agreement") and the Promissory Note referred to therein (as amended, supplemented or otherwise modified from time to time, the "Note") issued by the Borrower to the Secured Party, such Secured Party has made a loan to the Borrower evidenced by the Note, all upon the terms and subject to the conditions set forth therein; and

     WHEREAS, it is a condition precedent to the obligation of the Secured Party to make a loan to the Borrower under the Note that the Borrower shall have executed and delivered this Security Agreement to the Secured Party.

     NOW, THEREFORE, in consideration of the premises and to induce the Secured Party to make the loan evidenced by the Note to the Borrower, the Borrower hereby agrees with the Secured Party as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Note and used herein are so used as so defined, and the following terms shall have the following meanings:

     "Collateral" shall have the meaning set forth in Section 2(a).

     "Lien" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     "Obligations" shall mean the unpaid principal of and interest on the Note and all other obligations and liabilities of the Borrower to the Secured Party, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Purchase Agreement, the Note or this Security Agreement and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise.

     "Payment Demand" shall have the meaning set forth in Section 8.

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     "Security  Agreement"  shall  mean  this  Security  Agreement  as  amended, supplemented or otherwise modified from time to time.

     "Security Interests" shall have the meaning set forth in Section 2(b).

     "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

     SECTION  2.  Grant  of  Security  Interest.  (a) In  order  to  secure  the
Obligations, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby grants to the Secured Party, a continuing security interest in all of the Assets described in the Purchase Agreement and other assets and equipment of Borrower substituted therefor, all of which shall hereinafter be referred to as the "Collateral." The Secured Party hereby consents to any such substitution and agrees to cooperate with, and execute any and all documents reasonably requested by Borrower to effectuate, such substitution.

          (b) The security interest granted pursuant to this Section 2 (the "Security Interest") is granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower under any of the Collateral or any transaction which gave rise thereto.

          (c) To the extent the granting of a Security Interest in any contract rights of the Borrower would, with or without the giving of notice or the passage of time or both, conflict with the contract giving rise to such rights or result in a default or loss of rights, or give rise to any right of termination, cancellation or acceleration, under such contract, the Borrower agrees to take any action which the Secured Party may reasonably request in order to obtain any necessary consent of the parties to such contract to allow for the granting of a Security Interest in the rights arising thereunder.

          (d) Borrower shall provide the Secured Party with written notice of any substitution of new or different assets or equipment for the original Collateral described above.

     SECTION 3. Filing, Further Assurances. The Borrower at its expense will execute, deliver, file (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Borrower hereby appoints the Secured Party, which appointment is irrevocable and coupled with an interest, as its attorney-in-fact to execute in the name and on behalf of Borrower such additional financing statements as the Secured Party may reasonably request.

     SECTION 4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Secured Party that it:

          (a) is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse Lien, except as specifically permitted by the Secured Party; and

          (b) except for such financing statements relating to Liens specifically permitted by the Secured Party, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement;

     SECTION 5. Covenants of The Borrower. The Borrower hereby covenants and agrees with the Secured Party that it:

          (a) will defend the Collateral against all claims and demands of all persons (excluding holders of superior security interests permitted by the Secured Party) at any time claiming any interest therein senior to that of the Secured Party;

          (b) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent otherwise permitted by the Secured Party;

          (c) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution;

          (d) will have and maintain insurance of the Collateral in such amounts as is commercially reasonable;

          (e) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the written consent of the Secured Party;

          (f) will keep the Collateral free from any adverse Lien (other than Liens specifically permitted by the Secured Party) and will not waste or destroy the Collateral or any part thereof;

          (g) will not knowingly use the Collateral in violation of any statute or ordinance, the violation of which could materially impair the value of the Collateral.

     SECTION 6. Records Relating to Collateral. The Borrower will keep its records concerning the Collateral at its address designated on the signature page hereof or at such other place or places of which the Secured Party shall have been notified in writing upon no less than ten (10) days advance written notice. The Borrower will hold and preserve such records and will permit representatives of the Secured Party at any time during normal business hours without disrupting its business to examine, inspect and to make abstracts from such records and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

     SECTION 7. General Authority. The Borrower hereby appoints, which appointment is irrevocable and coupled with an interest, the Secured Party its lawful attorney with full power of substitution, in its name, for the sole use and benefit of the Secured Party, but at the Borrower's expense, to exercise, all or any of the following powers with respect to all or any of the Collateral following a Payment Demand (as defined below) or an Event of Default hereunder, under the Purchase Agreement or any of the Note:

          (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due,

          (ii) to receive, take, endorse, assign and deliver all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party,

          (iii) to settle, compromise, prosecute or defend any action or proceeding with respect thereto,

          (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto,

          (v) to discharge any taxes, liens, security interests or other encumbrances at any time placed thereon, and

          (vi) to execute any document or form, in the name of the Borrower, which may be necessary or desirable in connection with any sale of the Collateral by the Secured Party;

provided that the Secured Party shall give the Borrower not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

     SECTION 8. Payment Demand. For purposes of this Agreement, the term "Payment Demand" shall mean the Secured Party' making demand for payment of any Note and satisfaction in full of all other obligations upon maturity of any Note.

     SECTION 9. Remedies Upon a Payment Demand. If a Payment Demand shall have been made, the Secured Party may exercise all the rights and remedies of a Secured Party under the UCC. The Secured Party may require the Borrower to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Secured Party shall give the Borrower ten (10) days' written notice of its intention to make any public or private sale or sale at a broker's board or on a exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party, without notice or publication, may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

     SECTION 10.  Application of Collateral and Proceeds.

     The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priority:

          (i) first, to pay the expenses of such sale or other realization, including reasonable attorneys' fees, and all expenses, liabilities and advances incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 11;

          (ii) second, to the payment of the Obligations in such order of priority as the Secured Party, in its sole discretion, shall determine; and

          (iii) finally, to pay to the Borrower, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     SECTION 11. Expenses; Secured Party's Lien. The Borrower will forthwith upon demand pay to the Secured Party:

          (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interest (including any applicable transfer and personal property taxes but excluding taxes in respect of the Secured Party's income and profits) or to free any of the Collateral from any Lien thereon; and

          (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel and of any agents not regularly in their employ, which the Secured Party may incur in connection with (i) the collection, sale or other disposition of any of the Collateral,
(ii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, or (iii) any default on the part of any of the Borrower hereunder.
-
     SECTION 12. Termination of Security Interests; Release of Collateral. Upon the repayment and performance in full of all the Obligations, the Security

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Interest shall  terminate and all rights to the  Collateral  shall revert to the
Borrower. Upon any such termination of the Security Interest or release of Collateral, the Secured Party, at the Borrower' expense, will execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interest or the release of such Collateral, as the case may be.

     SECTION 13. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and directed to the applicable party at the addresses set forth on the signature page hereof or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (i) the third day following deposit thereof with the U.S. Postal Service for mailing via certified or registered mail or (ii) the actual receipt by the party to whom such notice is directed.

     SECTION 14. Miscellaneous. (a) No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

          (b) This Security Agreement shall be construed in accordance with and governed by the laws of the State of New York, excluding therefrom any principles of conflicts of laws.

          (c) This Security Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Security Agreement.

          (d) The Borrower hereby agrees to execute and deliver such further instruments and documents as may be reasonably requested by the Secured Party in order to carry out fully the intent and accomplish the purposes of this Security Agreement. The Borrower agrees to take any action which the Secured Party may reasonably request in order to obtain and enjoy the full rights and benefits granted to the Secured Party by this Security Agreement including specifically, at the Borrower's own cost and expense, the use of their best efforts to assist in obtaining the consent of any agency or governmental authority for an action or transaction contemplated by this Security Agreement which is then required by law.

     SECTION 15. Consent to Jurisdiction. The Borrower hereby consents to the jurisdiction of the courts of the State of New York located in the County of Nassau and the United States District Court for the Eastern District of New York, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of any of the Borrower's obligations under or with respect to this Agreement, and expressly waives any and all objections Borrower may have as to venue in any of such courts. In addition, the Borrower consents to the service of process by U.S. certified or registered mail, return receipt requested, addressed to the address stated below its signature. The Borrower also waives trial by jury in any action brought on or with respect to this Agreement and agrees that in the event this Agreement shall be enforced by suit or otherwise, it agrees to reimburse the holder or holders of the Obligations, upon demand, for all reasonable expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

     SECTION 16. Separability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

     IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto as of the day and year first above written.

Secured Party:                          The Borrower:

JERRY'S ICE CREAM CO., INC.             MIKE'S ORIGINAL, INC.


By:_______________________              By:____________________________
   Name                                     Name
   Title:                                   Title:
   Address:                                 Address: